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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 30, 2005

                              SUSQUEHANNA MEDIA CO.
               (Exact name of registrant as specified in charter)


          DELAWARE                   333-80523               23-2722964
(State or other jurisdiction       (Commission              (IRS employer
     of incorporation)             file number)          identification  no.)

                     140 EAST MARKET STREET, YORK, PA 17401
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (717) 848-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS.

The purpose of this Form 8-K is to file the following exhibits:

         2.1 Asset Purchase Agreement, dated July 10, 2003, between RCN Telecom Services, Inc. and Susquehanna Cable Co.

         10.4 $600 million syndicated credit facility arranged by Wachovia Capital Markets LLC dated as of February 20, 2004



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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 30, 2005                     SUSQUEHANNA MEDIA CO.
                                            (Registrant)

                                          By: /s/ John L. Finlayson
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                                              John L. Finlayson
                                              Vice President and Principal
                                               Financial and Accounting Officer